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                                  UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 10, 2006



                            LUCENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

     Delaware                      1-11639                        22-3408857
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
      incorporation)                                      Identification Number)



    600 Mountain Avenue, Murray Hill, New Jersey               07974
      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: 908-582-8500

            (Former name or former address, if change since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[   ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)


[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On July 10, 2006, Lucent Technologies Inc. (the "Company") issued the press release attached as Exhibit 99.1 reporting the preliminary results for its third quarter of fiscal 2006.

ITEM 8.01.        OTHER EVENTS.

On July 10, 2006, the Company and Alcatel issued the press release attached as
Exhibit 99.2 providing an update on their proposed merger transaction.


Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.       DESCRIPTION

      99.1 Press release issued by Lucent Technologies Inc. on July 10, 2006, reporting the preliminary results for its third quarter of fiscal 2006.

      99.2 Press release issued by Lucent Technologies Inc. and Alcatel on July 10, 2006, providing an update on their proposed merger transaction.






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                                  SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LUCENT TECHNOLOGIES INC.

   Date: July 11, 2006             By:   /s/ William R. Carapezzi, Jr.
                                       --------------------------------------
                                       Name: William R. Carapezzi, Jr.
                                       Title:   SVP, General Counsel & Secretary



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                                  EXHIBIT INDEX

----------------- --------------------------------------------------------------
Exhibit No.       Description
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      99.1        Press release issued by Lucent Technologies Inc. on July 10,
                  2006, reporting the preliminary results for its third quarter of fiscal 2006.
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      99.2        Press release issued by Lucent Technologies Inc. and Alcatel on July 10, 2006, providing an update on their proposed merger transaction.
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